UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 5, 2007
LIN TV Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
LIN Television Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
Four Richmond Square, Suite 200, Providence, Rhode Island 02906
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:        (401) 454-2880
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 5, 2007, the Board of Directors of LIN TV Corp. (the “Company”) approved an amendment to the Company’s Second Amended and Restated Bylaws allowing for listed securities of the Company to be issued in uncertificated form. A copy of the text of the amendment, effective as of December 5, 2007, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 8.01 Other Events.
     On December 6, 2007, the Company issued a press release reporting that the Board of Directors of the Company has concluded its review of strategic alternatives. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

99.1	Amendment to the Second Amended and Restated Bylaws, effective December 5, 2007.

99.2	Press Release dated December 6, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN TV Corp.
Date: December 7, 2007	By:	/s/ William A. Cunningham
William A. Cunningham
Vice President and Controller

LIN Television Corporation
Date: December 7, 2007	By:	/s/ William A. Cunningham
William A. Cunningham
Vice President and Controller